EXHIBIT 10.21

                             COLORADO DEED OF TRUST

     THIS DEED OF TRUST is made and entered into this 5th day of November, 1997, by and between Alliance Farms Cooperative Association, a Colorado cooperative corporation, whose address is 201 South Main Street, Yuma Colorado, 80759, hereinafter referred to as Borrower, and the Public Trustee of the County of Yuma, State of Colorado, hereinafter referred to as Trustee, and Farmland Industries, Inc., a Kansas cooperative corporation, whose address is P.O. Box 7305, Kansas City, Missouri 64116, hereinafter referred to as Lender.

     WITNESSETH: that Borrower, in consideration of the debt and trust hereinafter mentioned and created, and the sum of One Dollar to Borrower paid by Trustee, the receipt of which is hereby acknowledged, does by these presents grant, bargain, sell and convey unto Trustee all of, and grant a security interest unto Trustee in all of the real estate, chattels, property, rights, privileges and franchises situated in the County of Yuma in the State of Colorado, which is legally described on Exhibit A attached hereto, and incorporated herein by this reference, together with all rights, privileges, easements, appurtenances, royalties, mineral, oil and gas rights and profits, water, water rights and irrigation and drainage rights of every kind and description, however evidenced or manifested, water stock and unharvested crops thereunto attaching or belonging (whether now existing or hereafter arising); and the rents, issues and profits thereof; and all buildings and improvements now erected, or hereafter to be erected, upon said premises; and all condemnation or eminent domain awards, compensations, settlements or other payments payable as respects said premises (all of the aforesaid herein sometimes referred to as the "Mortgaged Premises"). To have and to hold in trust, nevertheless that in case of default of this Deed of Trust, the Note, as hereinafter defined, or any other Loan Documents, as hereinafter defined, the beneficiary hereunder or the legal holder of the indebtedness secured hereby may declare a violation of any of the covenants herein contained and elect to advertise said property for sale and demand such sale, then, upon filing notice of such election and demand for sale with the Trustee, who shall upon receipt of such notice of election and demand for sale cause a copy of the same to be recorded in the recorder's office of the county in which said real estate is situated, it shall and may be lawful for the Trustee to sell and dispose of the same at public auction at the door of the Court House in the County of Yuma, State of Colorado, for the highest and best price the same will bring in cash, four weeks' public notice having been previously given of the time and place of such sale, by advertisement, weekly, in some newspaper of general circulation at that time published in said County of Yuma, State of Colorado.

     IN TRUST, HOWEVER, for the following purposes:

     WHEREAS, Borrower, being justly indebted to Lender in the principal sum of One Million Three Hundred Sixty Thousand and NO/100 Dollars ($1,360,000.00) for money borrowed, has executed and delivered to Lender one certain promissory note (said note or other obligation referred to above is hereinafter called the "Note") bearing even date herewith.

     AND WHEREAS, Borrower further agrees with Lender as follows:

I. To pay all taxes and assessments of every kind or nature upon the Mortgaged Premises, when the same are by law due and payable. Upon receipt by Lender, Borrower will immediately deliver to Lender a paid receipt evidencing payment of said taxes and assessments.

II. To immediately procure, maintain, pay all premiums on, and keep in the possession of Lender without lapse, policies of insurance in companies acceptable to Lender. Said polices shall be against fire and the other risks covered by the broadest available form of extended coverage insurance, in an amount equal to 100% of the full replacement cost of the Mortgage Premises, covering the Mortgaged Premises, and shall be maintained until the Note is paid in full. Said policies shall have mortgage clauses attached thereto making loss, if any, payable to Lender, as its interest may appear. In the event of loss, Borrower shall give immediate notice to Lender and Lender is hereby authorized to make proofs of loss if the same are not made promptly by Borrower. Said insurance companies are hereby authorized to make payments for such loss directly to Lender, and the proceeds of such insurance, or any part thereof, may be applied by Lender, at is option, either to the reduction of the Note, or to the restoration or repair of the damaged property. In the event of foreclosure of this Deed of Trust, or in the event transfer of title to the Mortgaged Premises in extinguishment of the Note, all right, title and interest of Borrower in and to the insurance policies then in force shall pass to the purchaser or grantee, as the case may be. Borrower will deliver to Lender, concurrently with the execution of this Deed of Trust, a certificate of insurance evidencing insurance complying with the requirements of this Deed of Trust in effect, and Borrower shall deliver to Lender replacement certificates prior to the expiration of any insurance policy. Each policy of insurance shall provide that it cannot be canceled, terminated or amended except upon thirty
(30) days prior written notice to Lender.

III. To keep and maintain the buildings and other improvements now or hereafter a part of the Mortgaged Premises in good condition and repair at all times, and not suffer waste or permit a nuisance thereon or perform any work thereon which will materially lessen the value of the Mortgaged Premises.

IV. To keep the Mortgaged Premises free from all statutory or other lien claims of every kind.

V. To comply with all building, zoning and other laws, ordinances or regulations and to comply with the terms of any easements, restrictions, home association or other agreements to which the title to the Mortgaged Premises is or may be subject.

VI. That if Borrower sells, assigns, contracts to sell, leases or otherwise conveys away the Mortgaged Premises or any part thereof or interest therein, or if title to the Mortgaged Premises becomes vested in any other person or persons, then Lender may, at its option, declare the Note as immediately due and payable.

VII. That in the event of any default or failure to perform by Borrower as respects any of its duties or obligations hereunder, Lender may, but shall not be obligated to, cure such defaults or failures, and any sums or amounts expended by Lender in so doing shall bear interest at the rate provided in the Note, be payable on demand or, at Lender's option, be added to the principal of the Note and be secured hereby.

VIII. That this Deed of Trust shall secure all of the debt due at any time under the Note or hereunder, including but not limited to late charges and other amounts required to be paid by the Note or hereunder.

IX. To pay all and singular the costs, charges, and expenses, including attorneys' fees and expenses, abstract and/or title insurance costs and expenses, publication fees and court costs and litigation expenses, incurred or paid at any time by Lender because of the failure of Borrower to perform the terms hereof or the exercise by Lender of any of its rights hereunder.

X. To pay all recording costs, real estate transfer taxes, expenses or other similar costs incurred in connection with the execution or recording of this Deed of Trust.

XI. To pay and comply with all of the terms and provisions of the Note and this Deed of Trust.

XII. To pay when due all indebtedness secured by, and to perform when due all covenants and agreements under, any mortgages or other liens which have or may attain priority over the lien of this Deed of Trust.

XIII.That in the event that (a) an order for relief shall be entered with respect to Borrower under the United States Bankruptcy Code, or (b) Borrower proposes or enters into an arrangement with any of its creditors or makes an assignment for the benefit of creditors, or (c) a receiver is appointed for Borrower or for the Mortgaged Premises or any part thereof and not removed in thirty (30) days, or (d) Borrower files a petition or institutes proceedings in bankruptcy or is adjudicated a bankrupt under any state law for the relief of debtors or under the bankruptcy laws of the United States, then, or any other time thereafter, the whole of the aforesaid indebtedness and all other sums secured by this Deed of Trust and any other agreement given pursuant hereto shall become due and payable at once at the option of Lender and Lender shall be entitled to declare this Deed of Trust to be in default and to have all remedies provided hereunder.

XIV. That in the event of default in the performance of any of the terms, conditions or provisions of the Note or this Deed of Trust, Lender shall be entitled to the immediate possession of the Mortgaged Premises, together with all rents, issues and profits to be derived therefrom until the indebtedness secured is fully paid. In addition to such remedy, after the happening of any default and during the continuance thereof, or upon the commencement of any proceedings to foreclose this Deed of Trust, or to enforce the specific performance hereof, or in aid thereof, or upon the commencement of any other judicial proceedings to enforce any right of Lender hereunder, Lender shall be entitled, as a matter of strict right, if Lender shall so elect, without the giving of notice to any party and without regard to the adequacy or inadequacy of any security for the indebtedness represented by the Note and any advances made by Lender hereunder or the solvency or insolvency of Borrower, either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of a receiver for the Mortgaged Premises.

XV. That the covenants, conditions and terms herein contained shall bind and the benefits and advantages shall inure to the heirs, legal representatives, successors and assigns of Borrower and the successors and assigns of Lender. Whenever employed herein and where the context requires, the singular term and the related pronoun shall include the plural, and the masculine gender shall include the feminine and neuter, and vice versa.

XVI. That if all or any part of the Mortgaged Premises be taken or damaged by the exercise of this power of eminent domain, Borrower may contest the same in good faith so long as Borrower is not in default in any payment of the Note, but the award for any property so taken is hereby assigned to Lender, its heirs, successors or assigns, and Lender, its heirs, successors or assigns, upon such award becoming final, is hereby authorized, in the name of Borrower, to execute and deliver acquittances for, and release of, any such award and to collect and apply the proceeds to the payment of all indebtedness hereby secured including both principal and interest, whether mature or unmatured (such application to be in such order and to such portion of the secured indebtedness as Lender may elect), and the remainder, if any, shall be paid to those legally entitled thereto.

XVII. Borrower covenants, agrees and warrants that Borrower has good and clear title to the Mortgaged Premises, free and clear of liens and encumbrances, and that Borrower has good right and lawful authority to mortgage, convey and grant a security interest respecting the same in the manner and form herein set forth.

     NOW, if the Note and the interest thereon be paid when due, and the agreements set forth in the Note and this Deed of Trust be faithfully performed as aforesaid, then these presents, shall be void, and the property hereinbefore conveyed shall be released at the cost of Borrower; but if default be made in the payment of the Note or any part thereof, or in the faithful performance of any of said agreements set forth in the Note or this Deed of Trust, then Lender hereunder or the legal holder of the indebtedness secured hereby may declare a violation of any of the covenants herein contained and exercise its power of sale and demand that Trustee sell and dispose of the same at public auction at the door of the Court House in the County of Yuma, State of Colorado. Trustee shall receive the proceeds of such sale, out of which he shall pay: first the cost and expense of executing this trust, including publication fees, mailing charges, title charges, attorneys' fees of Lender and/or Trustee and lawful compensation to Trustee for his services; next, he shall repay any money paid by Lender in accordance with the terms of this Deed of Trust, with interest thereon, as above provided; next, the amount unpaid on the Note, together with interest accrued thereon, and all overdue payments and charges provided for in the Note or this Deed of Trust, and the remainder, if any, shall be paid to such parties as may be entitled thereto.

     And Trustee covenants faithfully to perform the trust herein created.

     And Trustee hereby lets the Mortgaged Premises to Borrower until a sale be had under the foregoing provision therefor, upon the following terms and conditions: Borrower, and every and all persons claiming or possessing the Mortgage Premises, and any part thereof, by, through or under Borrower, shall pay rent therefor during said term at the rate of one cent per month payable monthly upon demand and shall and will surrender peaceable possession of the Mortgaged Premises, and any and every part thereof, sold under the provisions hereof, to Trustee, his successors, assignees or purchasers thereof under such sale, within ten days after making of such sale, without notice or demand therefor.

     The rights and remedies granted to Lender in this Deed of Trust shall not be exclusive but shall be in addition to all other rights and remedies at law or in equity. Without limiting the generality of the foregoing, Lender shall at all times have the right, at Lender's option, to enforce Lender's rights hereunder by legal or equitable court action. In the event of foreclosure Borrower shall be fully liable for any deficiency.

     The failure of Lender to assert any of its rights hereunder at any time shall not be construed as a waiver of its right to assert the same at any later time, and to insist upon and enforce strict compliance with all the terms and provisions of the Note and of this Deed of Trust. Notice of the exercise of any option granted herein to Lender shall not be required. Lender may resort for the payment and performance of the obligations secured by this Deed of Trust to any other security therefor held by Lender in such order and manner as Lender may elect.

     To the extent permitted by law, Borrower waives any and all rights of redemption.

     IN WITNESS WHEREOF, Borrower has caused this Deed of Trust to be executed as of the day and year first above written.


                              BORROWER:

                              Alliance Farms Cooperative Association, a Colorado cooperative corporation


                              By:
                              Printed Name:
                              Title:



                           CORPORATION ACKNOWLEDGMENT


STATE OF MISSOURI)
                  ) SS.
COUNTY OF CLAY    )

     On this 7th day of November, 1997, before me, Carol D. Mason, a Notary Public in and for said State, personally appeared Scott Webster, to me personally known, who being by me duly sworn did say that he is the Vice President of Alliance Farms Cooperative Association, a Colorado cooperative corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Scott Webster acknowledged said instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above written.



                              Printed Name:  Carol D. Mason
                              Notary Public in and for said State
                              Commissioned in Jackson County

                    My commission expires:


                                   EXHIBIT A
                              (Legal Description)


A parcel of land in the Southwest Quarter (SW1/4) of Section 8, Township 1 South, Range 47 West of the Sixth Principal Meridian, Yuma County, Colorado, said parcel being more particularly described as follows:

      Commencing at the Southwest corner of said Section 8; thence North 89.54'40" East along the South line of said Section 8 a distance of 1536.8 feet to the true point of beginning; thence North 0.51'30" West a distance of 1612.0 feet; thence North 89.54'40" East a distance of 1081.0 feet to a point on the East line of said SW1/4; thence South 0.51'30" East along the East line of said SW1/4 a distance of 1612.0 feet to the Southeast corner of said SW1/4; thence South 89.54'40" West along the South line of said Section 8 a distance of 1081.0 feet to the point of beginning and containing 40.00 acres, more or less, subject to a county road right-of-way along the South line of said Section 8.